POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                April 7, 2000
                                Date



                                /s/ THOMAS J. WILSON, II
                                --------------------------
                                Thomas J. Wilson, II
                                President, Chief Operating Officer,
                                (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY\
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE



         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 7, 2000
                                      Date



                                      /s/ MICHAEL J. VELOTTA
                                      -----------------------
                                      Michael J. Velotta
                                      Vice President, Secretary,
                                      General Counsel, and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY\
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE


         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 7, 2000
                                      Date



                                      /s/ JOHN R. HUNTER
                                      ---------------------
                                      John R. Hunter
                                      Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY\
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 7, 2000
                                      Date



                                      /s/ SAMUEL H. PILCH
                                      ---------------------
                                      Samuel H. Pilch
                                      Controller (Principal Accounting Officer)

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY\
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE


         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 7, 2000
                                      Date



                                      /s/ KEVIN R. SLAWIN
                                      ---------------------
                                      Kevin R. Slawin
                                      Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY\
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE


         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 7, 2000
                                      Date



                                      /s/ SARAH R. DONAHUE
                                      ---------------------
                                      Sarah R. Donahue
                                      Assistant Vice President
                                      and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY\
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE


         Know all men by these presents that, Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 7, 2000
                                      Date



                                      /s/ BRENT H. HAMANN
                                      -------------------
                                      Brent H. Hamann
                                      Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY\
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE


         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 7, 2000
                                      Date



                                      /s/ TIMOTHY N. VANDER PAS
                                      -------------------------
                                      Timothy N. Vander Pas
                                      Assistant Vice President
                                      and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY\
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                            GLENBROOK ENHANCED CHOICE



         Know all men by these presents that C. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibit thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 7, 2000
                                      Date



                                       /s/ G. CRAIG WHITEHEAD
                                       -----------------------
                                       G. Craig Whitehead
                                       Assistant Vice President
                                       and Director